UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018 (June 22, 2018)

I-AM CAPITAL ACQUISITION COMPANY

 (Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 11th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 878-3684

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry Into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of I-AM Capital Acquisition Company (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on May 9, 2018, on May 3, 2018, the Company entered into a share subscription agreement (the “Subscription Agreement”), with Smaaash Entertainment Private Limited, a private limited company incorporated under the laws of India (“Smaaash”), Shripal Morakhia (“Morakhia”), and AHA Holdings Private Limited (“AHA Holdings”, and together with Morakhia, the “Smaaash Founders”), pursuant to which the Company agreed to contribute a cash amount of up to $49 million (the “Investment Amount”) to Smaaash in exchange for (i) up to 76,641,157 newly issued equity shares of Smaaash (“Subscription Shares”), (ii) the right to act as the sole distributor of Smaaash’s active entertainment games in North and South America and (iii) the right to act as the master franchisee for Smaaash’s active entertainment centers in North and South America (the transactions contemplated by the Subscription Agreement, collectively, the “Transaction”). Assuming a cash contribution amount of $49 million, the Subscription Agreement provided that the equity shares received by the Company would represent approximately 24.53% of the equity capital of Smaaash; provided that such percentage shall be decreased proportionately depending on the number of shares of the Company’s common stock that the public holders of the Company’s common stock elect to redeem in connection with the vote on the Transaction and the resulting reduction in funds available for contribution to Smaaash.

On June 22, 2018, the Company, Smaaash and the Smaaash Founders entered into that certain Amendment Cum Addendum to the Share Subscription Agreement Dated May 03, 2018 (the “Amendment”), pursuant to which the Subscription Agreement was amended to, among other things, increase the number of Subscription Shares that the Company would receive for the full Investment Amount from 76,641,157 shares to 89,583,215 shares, which shares would represent approximately 27.53% of the equity capital of Smaaash.

Pursuant to the Amendment, the Smaaash Founders agreed that if Smaaash does not meet its projected EBITDA (as defined in the Subscription Agreement) target of $45 million for the fiscal year ending March 31, 2020, they would, at the sole discretion of the Company, either (i) transfer such number of equity shares of Smaaash constituting 5% of the share capital of Smaaash, as of June 22, 2018, as held by the Smaaash Founders in Smaaash, to the Company, or (ii) dilute their shareholding in the Company (if any, as on that date) by 5% or more (as may be agreed between the Smaaash Founders and the Company) at no cost or the lowest permissible price under applicable laws.

Pursuant to the Amendment, the Smaaash Founders further agreed that within six (6) months following the closing of the Transaction (the “Closing Date”), they shall transfer all of their ownership interest in Smaaash (representing 33.6% of the share capital of Smaaash on a fully diluted basis as of June 22, 2018) to the Company in exchange for newly issued shares of common stock of the Company in an amount which would enable the Smaaash Founders to retain their 33.6% ownership interest in Smaaash indirectly through their interest in the Company.

Smaaash further agreed that on the Closing Date it shall make a lump sum payment of $250,000 to the Company to be used as working capital and to set up the entertainment centers in North America. Smaaash further agreed that it shall arrange for a line of credit for the Company under applicable Indian law in an amount of up to $2,000,000, which amount is subject to review from time to time by the board of directors of both Smaaash and the Company, until such time as the revenue that the Company generates is sufficient to meet its ongoing expenses.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1	Amendment Cum Addendum to the Share Subscription Agreement Dated May 03, 2018 (1)

(1)	Previously filed as Annex A to Amendment No. 1 to the Company’s Preliminary Proxy Statement, which was filed with the SEC on June 22, 2018, and is incorporated herein by reference thereto.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

STOCKHOLDERS OF I-AM CAPITAL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ I-AM CAPITAL’S AMENDMENT NO. 1 TO ITS PRELIMINARY PROXY STATEMENT AS FILED WITH THE SEC ON JUNE 22, 2018 AND THE DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SEC, IN CONNECTION WITH I-AM CAPITAL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION TRANSACTION, AMONG OTHER MATTERS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ I-AM CAPITAL’S REGISTRATION STATEMENT AS FILED WITH THE SEC ON AUGUST 15, 2017 (FILE NO. 333-219251), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF I-AM CAPITAL’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. WHEN AVAILABLE, I-AM CAPITAL’S DEFINITIVE PROXY STATEMENT WILL BE DELIVERED TO SECURITY HOLDERS OF I-AM CAPITAL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION AND THE OTHER TRANSACTIONS DESCRIBED THEREIN. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: I-AM CAPITAL ACQUISITION COMPANY, 1345 AVENUE OF THE AMERICAS, 11TH FLOOR, NEW YORK, NEW YORK, 10105. THESE DOCUMENTS, AS WELL AS I-AM CAPITAL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2018, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

I-AM CAPITAL AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM I-AM CAPITAL’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION TRANSACTION. INFORMATION REGARDING I-AM CAPITAL’S DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE DEFINITIVE PROXY STATEMENT RELATING TO THE TRANSACTIONS WITH SMAAASH WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

ADDITIONAL INFORMATION AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBIT HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES PURSUANT TO THE PROPOSED BUSINESS COMBINATION AND OTHER TRANSACTIONS DESCRIBED HEREIN OR OTHERWISE, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THIS REPORT AND THE EXHIBIT HERETO INCLUDE CERTAIN STATEMENTS THAT MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” REGARDING I-AM CAPITAL AND SMAAASH FOR PURPOSES OF THE FEDERAL SECURITIES LAWS THAT REFLECT THEIR CURRENT VIEWS AND INFORMATION CURRENTLY AVAILABLE. THIS INFORMATION IS, WHERE APPLICABLE, BASED ON ESTIMATES, ASSUMPTIONS AND ANALYSIS THAT MANAGEMENT BELIEVES, AS OF THE DATE HEREOF, PROVIDE A REASONABLE BASIS FOR THE INFORMATION CONTAINED HEREIN. FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING ASSUMPTIONS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTENDS,” “MAY,” “MIGHT,” “PLAN,” “POSSIBLE,” “POTENTIAL,” “PREDICT,” “PROJECT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT: THE PARTIES’ ABILITY TO EFFECT THE BUSINESS COMBINATION; THE BENEFITS OF THE BUSINESS COMBINATION; THE FUTURE FINANCIAL PERFORMANCE OF I-AM CAPITAL AND SMAAASH FOLLOWING THE BUSINESS COMBINATION; AND CHANGES IN STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, ESTIMATED REVENUES, AND LOSSES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT.

THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE AS OF THE DATE HEREOF, AND CURRENT EXPECTATIONS, FORECASTS AND ASSUMPTIONS, AND INVOLVE A NUMBER OF JUDGMENTS, RISKS AND UNCERTAINTIES. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING I-AM CAPITAL’S VIEWS AS OF ANY SUBSEQUENT DATE, AND I-AM CAPITAL DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, I-AM CAPITAL’S AND SMAAASH’S ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER INCLUDE: (I) THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD DELAY THE BUSINESS COMBINATION OR GIVE RISE TO THE TERMINATION OF THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (II) THE OUTCOME OF ANY LEGAL PROCEEDINGS THAT MAY BE INSTITUTED AGAINST THE PARTIES FOLLOWING ANNOUNCEMENT OF THE BUSINESS COMBINATION; (III) THE INABILITY TO COMPLETE THE BUSINESS COMBINATION DUE TO THE FAILURE TO OBTAIN APPROVAL OF THE STOCKHOLDERS OF I-AM CAPITAL, OR OTHER CONDITIONS TO CLOSING IN THE DEFINITIVE AGREEMENTS RELATING TO THE BUSINESS COMBINATION; (IV) THE RISK THAT THE PROPOSED BUSINESS COMBINATION DISRUPTS CURRENT PLANS AND OPERATIONS OF I-AM CAPITAL, OR  SMAAASH AS A RESULT OF THE ANNOUNCEMENT AND CONSUMMATION OF THE BUSINESS COMBINATION; (V) I-AM CAPITAL’S AND SMAAASH’S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF THE BUSINESS COMBINATION, WHICH MAY BE AFFECTED BY, AMONG OTHER THINGS, COMPETITION AND THE ABILITY OF I-AM CAPITAL TO GROW AND MANAGE GROWTH PROFITABLY FOLLOWING THE BUSINESS COMBINATION; (VI) COSTS RELATED TO THE BUSINESS COMBINATION; (VII) CHANGES IN APPLICABLE LAWS OR REGULATIONS; AND (VIII) THE POSSIBILITY THAT I-AM CAPITAL OR SMAAASH MAY BE ADVERSELY AFFECTED BY OTHER ECONOMIC, BUSINESS, AND/OR COMPETITIVE FACTORS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN I-AM CAPITAL’S PRIOR AND FUTURE FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING I-AM CAPITAL AND SMAAASH, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO I-AM CAPITAL, SMAAASH, AND THEIR RESPECTIVE STOCKHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2018

I-AM CAPITAL ACQUISITION COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer